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                                 EXHIBIT (19)(a)
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                               CONSENT OF COUNSEL

          We hereby consent to the use of our name and to the references to our firm under the caption of "LEGAL COUNSEL AND INDEPENDENT AUDITORS" included in or made a part of the Registration Statement on Form N-1A, filed under the Securities Act of 1933, as amended, of The Cardinal Group.

                                                    BAKER & HOSTETLER

Columbus, Ohio
December 19, 1996